SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

Description of Business

DENTSPLY International Inc. (“DENTSPLY” or the “Company”), designs, develops, manufactures and markets a broad range of consumable dental products for the professional dental market. The Company also manufactures and markets consumable medical device products consisting mainly of urological catheters and certain surgical products. The Company’s principal product categories are dental consumable products, dental laboratory products, dental specialty products and consumable medical device products. The Company distributes its products in over 120 countries under some of the most well established brand names in the industry.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expense during the reporting period.  Actual results could differ from those estimates, and such differences may be material to the consolidated financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company. The Company also consolidates all variable interest entities (“VIE”) where the Company has determined that it has the power to direct the activities that most significantly impact the VIE’s economic performance and shares in either the significant risks or rewards of the VIE. The Company continually reassesses its VIE to determine if consolidation is appropriate. All significant intercompany accounts and transactions are eliminated in consolidation.

Investments in non-consolidated affiliates (20-50 percent owned companies, joint ventures and partnerships as well as less than 20 percent ownership positions where the Company maintains significant influence over the subsidiary) are accounted for using the equity method.

Recasting of Certain Prior Period Information

During the first quarter of 2015, the Company realigned reporting responsibilities for multiple locations among its operating segments as a result of changes to the management structure. Prior period segment financial information has been recast to conform to the 2015 presentation. See Note 5, Segment and Geographic Information, for segment descriptions and segment financial information, Note 9, Goodwill and Intangible Assets, for goodwill information by segment and Note 16, Restructuring and Other Costs, for restructuring information by segment.

In addition to these segment reporting changes, the Company also revised the Consolidated Balance Sheets and Note 12, Financing Arrangements, for the retrospective adoption of recently issued accounting guidance. In April 2015, the FASB issued ASU No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs.” This newly issued accounting standard requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct reduction from the carrying amount of that debt liability. Retrospective application is required. The Company adopted this standard during the second quarter of 2015, applying retrospective application to the periods presented below. The following is a summary of the adjustment to the financial statement line items in the Consolidated Balance Sheets impacted by this accounting update:

December 31, 2014
(in thousands)	As Reported
Consolidated Balance Sheet Line Item	Balance	Adjustment	Adjusted Balance
Other noncurrent assets, net	$94,271	$(3,806)	$90,465
Notes payable and current portion of long-term debt	112,831	(1,008)	111,823
Long-term debt	1,152,882	(2,798)	1,150,084

December 31, 2013
(in thousands)	As Reported
Consolidated Balance Sheet Line Item	Balance	Adjustment	Adjusted Balance
Other noncurrent assets, net	$220,154	$(4,423)	$215,731
Notes payable and current portion of long-term debt	309,862	(2,589)	307,273
Long-term debt	1,166,178	(1,834)	1,164,344

See Note 12, Financing Arrangements, for the impact of the reclass of the deferred financing costs to the short-term and long-term debt for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include deposits with banks as well as highly liquid time deposits with maturities at the date of purchase of ninety days or less.

Short-term Investments

Short-term investments are highly liquid time deposits with original maturities at the date of purchase greater than ninety days and with remaining maturities of one year or less.

Accounts and Notes Receivable-Trade

The Company sells dental and certain medical products through a worldwide network of distributors and directly to end users.  For customers on credit terms, the Company performs ongoing credit evaluation of those customers’ financial condition and generally does not require collateral from them.  The Company establishes allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  The Company records a provision for doubtful accounts, which is included in “Selling, general and administrative expenses” in the Consolidated Statements of Operations.

Accounts receivable – trade is stated net of these allowances that were $8.8 million and $14.2 million at December 31, 2014 and 2013, respectively. For the years ended December 31, 2014 and 2013, the Company wrote-off $2.4 million and $2.5 million, respectively, of accounts receivable that were previously reserved.  The Company reduced the provision for doubtful accounts by $1.7 million and increased the provision by $2.9 million during 2014 and 2013, respectively. The remaining change in the allowance is related to foreign currency translation.

Inventories

Inventories are stated at the lower of cost or market.  At December 31, 2014 and 2013, the cost of $6.3 million and $6.5 million, respectively, of inventories was determined by the last-in, first-out (“LIFO”) method.  The cost of other inventories was determined by the first-in, first-out (“FIFO”) or average cost methods.  The Company establishes reserves for inventory estimated to be obsolete or unmarketable equal to the difference between the cost of inventory and estimated market value based upon assumptions about future demand and market conditions.

If the FIFO method had been used to determine the cost of LIFO inventories, the amounts at which net inventories are stated would be higher than reported at December 31, 2014 and 2013 by $6.1 million and $5.9 million, respectively.

Valuation of Goodwill and Other Long-Lived Assets

Assessment of the potential impairment of goodwill and other long-lived assets is an integral part of the Company’s normal ongoing review of operations. Testing for potential impairment of these assets is significantly dependent on assumptions and reflects management’s best estimates at a particular point in time. The dynamic economic environments in which the Company’s businesses operate and key economic and business assumptions with respect to projected selling prices, increased competition and introductions of new technologies can significantly affect the outcome of impairment tests. Estimates based on these assumptions may differ significantly from actual results. Changes in factors and assumptions used in assessing potential impairments can have a significant impact on the existence and magnitude of impairments, as well as the time at which such impairments are recognized. If there are unfavorable changes in these assumptions, future cash flows, a key variable in assessing the impairment of these assets, may decrease and as a result the Company may be required to recognize impairment charges. Future changes in the environment and the economic outlook for the assets being evaluated could also result in additional impairment charges being recognized. The following information outlines the Company’s significant accounting policies on long-lived assets by type.

Goodwill

Goodwill is the excess of the purchase price over the fair value of identifiable net assets acquired and liabilities assumed in a business combination. Goodwill is not amortized. Goodwill is tested for impairment annually, during the Company’s second quarter, or when indications of potential impairment exist. The Company monitors for the existence of potential impairment throughout the year.  This impairment assessment includes an evaluation of various reporting units, which is an operating segment or one reporting level below the operating segment. The Company performs impairment tests using a fair value approach. The Company compares the fair value of each reporting unit to its carrying amount to determine if there is potential goodwill impairment. If impairment is identified on goodwill, the resulting charge is determined by recalculating goodwill through a hypothetical purchase price allocation of the fair value and reducing the current carrying value to the extent it exceeds the recalculated goodwill.

The Company’s fair value approach involves using a discounted cash flow model with market-based support as its valuation technique to measure the fair value for its reporting units. The discounted cash flow model uses five-year forecasted cash flows plus a terminal value based on a multiple of earnings. In addition, the Company applies gross profit and operating expense assumptions consistent with its historical trends. The total cash flows were discounted based on market participant data, which included the Company’s weighted-average cost of capital. The Company considered the current market conditions when determining its assumptions. Lastly, the Company reconciled the aggregate fair values of its reporting units to its market capitalization, which included a reasonable control premium based on market conditions. Additional information related to the testing for goodwill impairment is provided in Note 9, Goodwill and Intangible Assets.

Indefinite-Lived Intangible Assets

Indefinite-lived intangible assets consist of tradenames and are not subject to amortization. Valuations of identifiable intangibles assets acquired are based on information and assumptions available at the time of acquisition, using income and market model approaches to determine fair value. In-process research and development assets are not subject to amortization until the product associated with the research and development is substantially complete and is a viable product. At that time, the useful life to amortize the intangible asset is determined by identifying the period in which substantially all the cash flows are expected to be generated and the asset is moved to definite-lived.

These assets are reviewed for impairment annually or whenever events or circumstances suggest that the carrying amount of the asset may not be recoverable. The Company uses an income approach, more specifically a relief from royalty method. Significant management judgment is necessary to determine key assumptions, including projected revenue, royalty rates and appropriate discount rates. Royalty rates used are consistent with those assumed for the original purchase accounting valuation. Other assumptions are consistent with those applied to goodwill impairment testing. If the carrying value exceeds the fair value, an impairment loss in the amount equal to the excess is recognized.

Identifiable Definite-Lived Intangible Assets

Identifiable definite-lived intangible assets, which primarily consist of patents, trademarks, brand names, non-compete agreements and licensing agreements, are amortized on a straight-line basis over their estimated useful lives. Valuations of identifiable intangibles assets acquired are based on information and assumptions available at the time of acquisition, using income and market model approaches to determine fair value.

These assets are reviewed for impairment whenever events or circumstances suggest that the carrying amount of the asset may not be recoverable.  The Company closely monitors certain intangible assets related to new and existing technologies for indicators of impairment as these assets have more risk of becoming impaired.  Impairment is based upon an initial evaluation of the identifiable undiscounted cash flows.  If the initial evaluation identifies a potential impairment, a fair value is determined by using a discounted cash flows valuation.  If impaired, the resulting charge reflects the excess of the asset’s carrying cost over its fair value.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation.  Except for leasehold improvements, depreciation for financial reporting purposes is computed by the straight-line method over the following estimated useful lives: buildings - generally 40 years and machinery and equipment - 4 to 15 years.  The cost of leasehold improvements is amortized over the shorter of the estimated useful life or the term of the lease.  Maintenance and repairs are expensed as incurred to the statement of operations; replacements and major improvements are capitalized.  These asset groups are reviewed for impairment whenever events or circumstances suggest that the carrying amount of the asset group may not be recoverable.  Impairment is based upon an evaluation of the identifiable undiscounted cash flows.  If impaired, the resulting charge reflects the excess of the asset group’s carrying cost over its fair value.

Marketable Securities

The Company’s marketable securities consist of debt instruments that are classified as available-for-sale in “Prepaid expenses and other current assets” or “other noncurrent assets, net” on the Consolidated Balance Sheets based on instrument maturity. The Company determined the appropriate classification at the time of purchase and will re-evaluate such designation as of each balance sheet date. In addition, the Company reviews the securities each quarter for indications of possible impairment. Once identified, the determination of whether the impairment is temporary or other-than-temporary requires significant judgment. The primary factors that the Company considers in classifying the impairment include the extent and time the fair value of each investment has been below cost and the existence of a credit loss. If a decline in fair value is judged other-than-temporary, the basis of the securities is written down to fair value and the amount of the write-down is included as a realized loss.

Derivative Financial Instruments

The Company records all derivative instruments on the consolidated balance sheet at fair value and changes in fair value are recorded each period in the consolidated statements of operations or accumulated other comprehensive income (“AOCI”). The Company classifies derivative assets and liabilities as current when the remaining term of the derivative contract is one year or less. The Company has elected to classify the cash flow from derivative instruments in the same category as the cash flows from the items being hedged. Should the Company enter into a derivative instrument that included an other-than-insignificant financing element then all cash flows will be classified as financing activities on the Consolidated Statements of Cash Flows as required by US GAAP.

The Company employs derivative financial instruments to hedge certain anticipated transactions, firm commitments, and assets and liabilities denominated in foreign currencies.  Additionally, the Company utilizes interest rate swaps to convert floating rate debt to fixed rate, fixed rate debt to floating rate, cross currency basis swaps to convert debt denominated in one currency to another currency, and commodity swaps to fix its variable raw materials costs.

Pension and Other Postemployment Benefits

Some of the employees of the Company and its subsidiaries are covered by government or Company-sponsored defined benefit plans. Many of the employees have available to them defined contribution plans.  Additionally, certain union and salaried employee groups in the United States are covered by postemployment healthcare plans.  Costs for Company-sponsored defined benefit and postemployment benefit plans are based on expected return on plan assets, discount rates, employee compensation increase rates and health care cost trends.  Expected return on plan assets, discount rates and health care cost trend assumptions are particularly important when determining the Company’s benefit obligations and net periodic benefit costs associated with postemployment benefits.  Changes in these assumptions can impact the Company’s earnings before income taxes.  In determining the cost of postemployment benefits, certain assumptions are established annually to reflect market conditions and plan experience to appropriately reflect the expected costs as actuarially determined.  These assumptions include medical inflation trend rates, discount rates, employee turnover and mortality rates.  The Company predominantly uses liability durations in establishing its discount rates, which are observed from indices of high-grade corporate bond yields in the respective economic regions of the plans.  The expected return on plan assets is the weighted average long-term expected return based upon asset allocations and historic average returns for the markets where the assets are invested, principally in foreign locations.  The Company reports the funded status of its defined benefit pension and other postemployment benefit plans on its consolidated balance sheets as a net liability or asset.  Additional information related to the impact of changes in these assumptions is provided in Note 15, Benefit Plans.

Accruals for Self-Insured Losses

The Company maintains insurance for certain risks, including workers’ compensation, general liability, product liability and vehicle liability, and is self-insured for employee related healthcare benefits.  The Company accrues for the expected costs associated with these risks by considering historical claims experience, demographic factors, severity factors and other relevant information.  Costs are recognized in the period the claim is incurred, and the financial statement accruals include an estimate of claims incurred but not yet reported.  The Company has stop-loss coverage to limit its exposure to any significant exposure on a per claim basis.

Litigation

The Company and its subsidiaries are from time to time parties to lawsuits arising out of their respective operations. The Company records liabilities when a loss is probable and can be reasonably estimated. These estimates are typically in the form of ranges, and the Company records the liabilities at the low point of the ranges, when no other point within the ranges are a better estimate of the probable loss. The ranges established by management are based on analysis made by internal and external legal counsel who considers information known at the time. If the Company determines a liability to be only reasonably possible, it considers the same information to estimate the possible exposure and discloses any material potential liability. These loss contingencies are monitored regularly for a change in fact or circumstance that would require an accrual adjustment. The Company believes it has estimated liabilities for probable losses appropriately in the past; however, the unpredictability of litigation and court decisions could cause a liability to be incurred in excess of estimates. Legal costs related to these lawsuits are expensed as incurred.

Foreign Currency Translation

The functional currency for foreign operations, except for those in highly inflationary economies, generally has been determined to be the local currency.

Assets and liabilities of foreign subsidiaries are translated at foreign exchange rates on the balance sheet date; revenue and expenses are translated at the average year-to-date foreign exchange rates. The effects of these translation adjustments are reported in Equity within AOCI of the consolidated balance sheets. During the year ended December 31, 2014, the Company had gains of $13.5 million on its loans designated as hedges of net investments and translation losses of $366.9 million. During the year ended December 31, 2013, the Company had gains of $14.5 million on its loans designated as hedges of net investments and translation gains of $72.2 million.

Foreign exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved and remeasurement adjustments in countries with highly inflationary economies are included in income. Net foreign exchange transaction losses of $1.3 million, $9.0 million and $2.7 million in 2014, 2013, and 2012, respectively, are included in “Other expense (income), net” on the Consolidated Statements of Operations.

Revenue Recognition

Revenue, net of related discounts and allowances, is recognized when the earnings process is complete. This occurs when products are shipped to or received by the customer in accordance with the terms of the agreement, title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable. Net sales include shipping and handling costs collected from customers in connection with the sale. Sales taxes, value added taxes and other similar types of taxes collected from customers in connection with the sale are recorded by the Company on a net basis and are not included in the consolidated statement of operations.

Certain of the Company’s customers are offered cash rebates based on targeted sales increases. Estimates of rebates are based on the forecasted performance of the customer and their expected level of achievement within the rebate programs. In accounting for these rebate programs, the Company records an accrual as a reduction of net sales as sales take place over the period the rebate is earned. The Company updates the accruals for these rebate programs as actual results and updated forecasts impact the estimated achievement for customers within the rebate programs.

A portion of the Company’s net sales is comprised of sales of precious metals generated through its precious metal dental alloy product offerings. As the precious metal content of the Company’s sales is largely a pass-through to customers, the Company uses its cost of precious metal purchased as a proxy for the precious metal content of sales, as the precious metal content of sales is not separately tracked and invoiced to customers. The Company believes that it is reasonable to use the cost of precious metal content purchased in this manner since precious metal alloy sale prices are typically adjusted when the prices of underlying precious metals change. The precious metals content of sales was $129.9 million, $179.1 million and $213.7 million for 2014, 2013 and 2012, respectively.

Cost of Products Sold

Cost of products sold represents costs directly related to the manufacture and distribution of the Company’s products. Primary costs include raw materials, packaging, direct labor, overhead, shipping and handling, warehousing and the depreciation of manufacturing, warehousing and distribution facilities. Overhead and related expenses include salaries, wages, employee benefits, utilities, lease costs, maintenance and property taxes.

Warranties

The Company provides warranties on certain equipment products. Estimated warranty costs are accrued when sales are made to customers. Estimates for warranty costs are based primarily on historical warranty claim experience. Warranty costs are included in “Cost of products sold” in the Consolidated Statements of Operations.

Selling, General and Administrative Expenses

Selling, general and administrative expenses represent costs incurred in generating revenues and in managing the business of the Company. Such costs include advertising and other marketing expenses, salaries, employee benefits, incentive compensation, research and development, travel, office expenses, lease costs, amortization of capitalized software and depreciation of administrative facilities.

Research and Development Costs

Research and development (“R&D”) costs relate primarily to internal costs for salaries and direct overhead expenses. In addition, the Company contracts with outside vendors to conduct R&D activities. All such R&D costs are charged to expense when incurred. The Company capitalizes the costs of equipment that have general R&D uses and expenses such equipment that is solely for specific R&D projects. The depreciation expense related to this capitalized equipment is included in the Company’s R&D costs. R&D costs are included in “Selling, general and administrative expenses” in the Consolidated Statements of Operations and amounted to $80.8 million, $85.1 million and $85.4 million for 2014, 2013 and 2012, respectively.

Stock Compensation

The Company recognizes the compensation cost relating to share-based payment transactions in the financial statements. The cost of share-based payment transactions is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity awards). The compensation cost is only recognized for the portion of the awards that are expected to vest.

Income Taxes

The Company’s tax expense includes U.S. and international income taxes plus the provision for U.S. taxes on undistributed earnings of international subsidiaries not deemed to be permanently invested. Tax credits and other incentives reduce tax expense in the year the credits are claimed. Certain items of income and expense are not reported in tax returns and financial statements in the same year. The tax effect of such temporary differences is reported as deferred income taxes. Deferred tax assets are recognized if it is more likely than not that the assets will be realized in future years. The Company establishes a valuation allowance for deferred tax assets for which realization is not likely.

The Company applies a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company recognizes in the financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.

Earnings Per Share

Basic earnings per share are calculated by dividing net earnings by the weighted average number of shares outstanding for the period. Diluted earnings per share is calculated by dividing net earnings by the weighted average number of shares outstanding for the period, adjusted for the effect of an assumed exercise of all dilutive options outstanding at the end of the period.

Business Acquisitions

The Company acquires businesses as well as partial interests in businesses. Acquired businesses are accounted for using the acquisition method of accounting which requires the Company to record assets acquired and liabilities assumed at their respective fair values with the excess of the purchase price over estimated fair values recorded as goodwill. The assumptions made in determining the fair value of acquired assets and assumed liabilities as well as asset lives can materially impact the results of operations.

The Company obtains information during due diligence and through other sources to establish respective fair values. Examples of factors and information that the Company uses to determine the fair values include: tangible and intangible asset evaluations and appraisals; evaluations of existing contingencies and liabilities and product line information. If the initial valuation for an acquisition is incomplete by the end of the quarter in which the acquisition occurred, the Company will record a provisional estimate in the financial statements. The provisional estimate will be finalized as soon as information becomes available but will only occur up to one year from the acquisition date.

Equity Method Investments

Investments in partnerships, joint ventures and less-than-majority-owned subsidiaries in which the Company has significant influence are accounted for under the equity method.

Equity investments are carried at original cost adjusted for the proportionate share of the investees’ income, losses and distributions. The Company assesses the carrying value of its equity investments when an indicator of a loss in value is present and records a loss in value of the investment when the assessment indicates that an other-than-temporary decline in the investment exists.

The Company classifies its equity in net earnings of unconsolidated affiliates in the Consolidated Statements of Operations under the title of “Equity in net (loss) income of unconsolidated affiliated company.”

Noncontrolling Interests

The Company reports noncontrolling interest (“NCI”) in a subsidiary as a separate component of Equity in the Consolidated Balance Sheets. Additionally, the Company reports the portion of net income and comprehensive income (loss) attributed to the Company and NCI separately in the Consolidated Statements of Operations. The Company also includes a separate column for NCI in the Consolidated Statements of Changes in Equity.

Variable Interest Entities

The Company consolidates all VIE where the Company has determined that it has the power to direct the activities that most significantly impact the VIE’s economic performance and shares in either the significant risks or rewards of the VIE. The Company continually reassesses VIE to determine if consolidation is appropriate.

Segment Reporting

The Company has numerous operating businesses covering a wide range of products and geographic regions, primarily serving the professional dental market and to a lesser extent the consumable medical device market. Professional dental products represented approximately 88%, 88% and 89% of sales for each of the years ended 2014, 2013 and 2012, respectively. The Company has three reportable segments and a description of the activities within these segments is included in Note 5, Segment and Geographic Information.

Fair Value Measurement

Recurring Basis

The Company records certain financial assets and liabilities at fair value in accordance with the accounting guidance, which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance establishes a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring financial instruments at fair value. The three broad levels defined by the fair value hierarchy are as follows:

Level 1 - Quoted prices are available in active markets for identical assets or liabilities as of the reported date.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable reported date. The nature of these financial instruments include, derivative instruments whose fair value have been derived using a model where inputs to the model are directly observable in the market, or can be derived principally from, or corroborated by observable market data.

Level 3 - Instruments that have little to no pricing observability as of the reported date. These financial instruments do not have two-way markets and are measured using management’s best estimate of fair value, where the inputs into the determination of fair value require significant management judgment or estimation.

The degree of judgment utilized in measuring the fair value of certain financial assets and liabilities generally correlates to the level of pricing observability. Pricing observability is impacted by a number of factors, including the type of financial instrument. Financial assets and liabilities with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of pricing observability and a lesser degree of judgment utilized in measuring fair value. Conversely, financial assets and liabilities rarely traded or not quoted will generally have less, or no pricing observability and a higher degree of judgment utilized in measuring fair value.

The Company primarily applies the market approach for recurring fair value measurements and endeavors to utilize the best available information. Accordingly, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Additionally, the Company considers its credit risks and its counterparties’ credit risks when determining the fair values of its financial assets and liabilities. The Company has presented the required disclosures in Note 18, Fair Value Measurement.

Non-Recurring Basis

When events or circumstances require an asset or liability to be fair valued that otherwise is generally recorded based on another valuation method, such as, net realizable value, the Company will utilize the valuation techniques described above.

New Accounting Pronouncements

In March 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-05, “Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity.” This newly issued accounting standard requires a cumulative translation adjustment (“CTA”) attached to the parent’s investment in a foreign entity should be released in a manner consistent with the derecognition guidance on investment entities. Thus the entire amount of CTA associated with the foreign entity would be released when there has been a sale of a subsidiary or group of net assets within a foreign entity and the sale represents a complete liquidation of the investment in the foreign entity, a loss of a controlling financial interest in an investment in a foreign entity, or step acquisition for a foreign entity. The Company adopted this accounting standard for the quarter ended March 31, 2014. The adoption of this standard did not impact the Company’s financial position or results of operations.

In July 2013, the FASB issued ASU No. 2013-11, “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit when a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists.” The newly issued accounting standard requires the netting of unrecognized tax benefits against a deferred tax asset for a loss or other carryforward that would apply in settlement of the uncertain tax positions. Under the new standard, unrecognized tax benefits will be netted against all available same-jurisdiction losses or other tax carryforwards that would be utilized, rather than only against carryforwards that are created by the unrecognized tax benefit. The Company adopted this accounting standard for the quarter ended March 31, 2014. The adoption of this standard did not materially impact the Company’s financial position or results of operations.

In April 2014, the FASB issued ASU No. 2014-08, “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity.” This newly issued accounting standard changes the criteria for determining which disposals can be presented as discontinued operations and modifies related disclosure requirements. This standard will have the impact of reducing the frequency of disposals reported as discontinued operations, by requiring such a disposal to represent a strategic shift that has or will have a major effect on entity’s operations and financial results. Additionally, existing provisions that prohibit an entity from reporting a discontinued operation if it has certain continuing cash flows or involvement with the component after a disposal are eliminated by this standard. The ASU also expands the disclosures for discontinued operations and requires new disclosures related to individually significant disposals that do not qualify as discontinued operations. This standard allows for early adoption and the Company expects to adopt this accounting standard no later than the quarter ended March 31, 2015. The adoption of this standard is not expected to materially impact the Company’s financial position or results of operations.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” that seeks to provide a single, comprehensive revenue recognition model for all contracts with customers that improve comparability within industries, across industries and across capital markets. Under this standard, an entity should recognize revenue for the transfer of goods or services equal to the amount it expects to be entitled to receive for those goods or services. Enhanced disclosure requirements regarding the nature, timing and uncertainty of revenue and related cash flows exist. To assist entities in applying the standard, a five step model for recognizing and measuring revenue from contracts with customers has been introduced. Entities have the option to apply the new guidance retrospectively to each prior reporting period presented (full retrospective approach) or retrospectively with a cumulative effect adjustment to retained earnings for initial application of the guidance at the date of initial adoption (modified retrospective method). The Company expects to adopt this accounting standard for the quarter ended March 31, 2017. Early adoption is not permitted. The Company is currently assessing the impact that ASU No. 2014-09 may have on their financial positions, results of operations, cash flows and disclosures, as well as, the transition method they will use to adopt the guidance.